Related party transactions	12 Months Ended
Dec. 31, 2017
Disclosure of transactions between related parties [line items]
Disclosure of related party [text block]
19.	Related party transactions

$000	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015
Management fee received from Rockwell Diamonds Inc	-	9	37
Net income from Loulo	-	-	-
Net income from Tongon	-	-	-
Net income from Morila	3,764	3,522	14,259
Net income from Gounkoto	-	-	-
Net income from Kibali	13,829	43,106	47,555
Net income from RAL 1	778	2,319	3,049
Net income from RAL 2	2,595	405	335

Net income refers to interest, management fees, recharges and dividends.

In terms of the operator agreement with Morila, a management fee calculated as 1% of the total sales of Morila is payable to Randgold (through Mining Investment (Jersey) Ltd). Randgold (through Randgold Resources (Somilo) Ltd) is the operator of the Loulo gold mine, the Tongon gold mine (through Mining Investment (Jersey) Ltd) as well as the Gounkoto gold mine (through Randgold Resources (Gounkoto) Ltd). Seven Bridges Trading 14 (Pty) Ltd provided administration services to Rockwell Diamonds Inc (Rockwell). Mr DM Bristow is a non-executive director of Rockwell. Refer to note 10 for details of the company’s investments in and loans to subsidiaries and joint ventures within the group together with its relevant share of income and expense.

$000	Dec 31, 2017	Dec 31, 2016
Key management remuneration
Short term employee benefits	13,009	12,899
Share-based payments	10,831	10,836
Total	23,840	23,735

This includes compensation for two executive directors of the company (2016: 2), 8 non-executive directors (2016: 8) and 22 executive management personnel (2016: 23). Refer to directors’ and executives’ profiles on “PART I. Item 6. Directors, Senior Management and Employees” in the Annual Report on Form 20-F for detail of their roles and responsibilities.